                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ C. MICHAEL ARMSTRONG
                                          --------------------------------------
                                          C. Michael Armstrong
                                          Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Marilyn J. Wasser as attorney for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ CHARLES NOSKI
                                          ------------------------
                                          Charles Noski
                                          Senior Executive Vice President
                                          and Chief Financial Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                       /s/ NICHOLAS S. CYPRUS
                                       -----------------------------------
                                       Nicholas S. Cyprus
                                       Controller and Chief Accounting Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ M. KATHRYN EICKHOFF
                                          ------------------------------
                                          M. Kathryn Eickhoff
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ WALTER Y. ELISHA
                                          ------------------------------------
                                          Walter Y. Elisha
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ GEORGE M.C. FISHER
                                          ------------------------------------
                                          George M.C. Fisher
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ AMOS B. HOSTETTER, JR.
                                          --------------------------
                                          Amos B. Hostetter, Jr.
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ RALPH S. LARSEN
                                          ------------------------------------
                                          Ralph S. Larsen
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ JOHN C. MALONE
                                          ------------------------------------
                                          John C. Malone
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ DONALD F. MCHENRY
                                          ------------------------------
                                          Donald F. McHenry
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ LOUIS S. SIMPSON
                                          ------------------------------------
                                          Louis S. Simpson
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ MICHAEL I. SOVERN
                                          ------------------------------------
                                          Michael I. Sovern
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ SANFORD I. WEILL
                                          ------------------------------------
                                          Sanford I. Weill
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                          /s/ JOHN D. ZEGLIS
                                          ------------------------------------
                                          John D. Zeglis
                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of Class A Liberty Media Group common stock to be issued in connection with the merger of a wholly owned subsidiary of the Company with and into Video Services Corporation; and

      WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

      WHEREAS, the undersigned hereby constitutes and appoints Charles Noski and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 2000.



                                         /s/ KENNETH T. DERR
                                         -----------------------------------
                                          KENNETH T. DEER
                                          DIRECTOR